COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 11:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Group's facilities are leased under several lease agreements in Israel, Europe, Asia and the Americas for periods ending in 2024.

In addition, the Company has various operating lease agreements with respect to motor vehicles. The terms of the lease agreements are for 36 months, which expire on various dates, the latest of which is in 2019.

Future minimum rental commitments under non-cancelable operating leases are as follows:

Year ending December 31,

2017	$6,250
2018	5,835
2019	5,129
2020	5,023
2021 and thereafter	16,510

Total minimum lease payments *)	$38,747

*)	Minimum payments have been reduced by minimum sublease rental of $2,801 due in the future under non-cancelable subleases.

In connection with the Company's facilities lease agreement in Israel, the lessor has a lien of approximately $1,500 on certain bank deposits as of December 31, 2016. These deposits are included in short-term and restricted bank deposits.

Lease expenses for the years ended December 31, 2014, 2015 and 2016, were approximately $6,236, $5,930 and $5,784, respectively. Lease expenses for the years ended December 31, 2014, 2015 and 2016, include sublease rental of $943, $960 and $801, respectively

b.	Inventory purchase commitments:

The Group is obligated under certain agreements with its suppliers to purchase specified items of excess inventory which is expected to be utilized in 2017. As of December 31, 2016, non-cancelable purchase obligations were approximately $15,893.

c.	Royalty commitment to the NATI:

Under the research and development agreements of the Company and its Israeli subsidiaries with the NATI and pursuant to applicable laws, the Company and its Israeli subsidiaries are required to pay royalties at the rate of 1.3%-5% on sales to end customers of products developed with funds provided by the NATI, up to an amount equal to 100% of the NATI research and development grants received, linked to the dollar plus interest on the unpaid amount received based on the 12-month LIBOR rate (from the year the grant was approved) applicable to dollar deposits. The Company and its Israeli subsidiaries are obligated to repay the Israeli Government for the grants received only to the extent that there are sales of the funded products.

The place of manufacturing of a product that was developed with the support of the NATI, or based on know-how developed with the support of the NATI, shall be according to the supported company's declaration in the application for support (including manufacturing abroad). In case the Company or any of its Israeli subsidiaries wish to transfer their manufacturing activities abroad, in addition to their statement in the application for support, they will be required to receive approval from the NATI research committee. The committee is entitled to increase both the royalty liability and the rate of the royalty payments. The increased repayment is calculated according to the percentage of the manufacturing activities that are intended to be carried out outside Israel, and can reach up to 300% of the original sum. When the manufacturing of the product is being done outside of Israel, the Company or any of its Israeli subsidiaries are required to pay an increased royalty rate of an additional 1% (instead of paying 1.3%-5%).

As of December 31, 2015 and 2016, the Company and its Israeli subsidiaries have a contingent obligation to pay royalties in the amount of approximately $45,563 and $52,717, respectively.

As of December 31, 2015 and 2016, the Company and its Israeli subsidiaries have paid or accrued royalties to the NATI in the amount of $4,723 and $6,186, respectively, which were recorded in cost of revenues.

On March 27, 2016, the Company received a notification from the NATI that according to an audit conducted on their behalf the Company is said to owe the NATI an amount of $999 for underpaid royalties. The Company has reviewed the findings and presented an appeal of the auditor claims. The Company believes that it has paid the correct amount of royalties and has valid defenses to this claim.

d.	Royalty commitments to third parties:

The Group has entered into technology licensing fee agreements with third parties. Under the agreements, the Group agreed to pay the third parties royalties, based on sales of relevant products. See also Note 9.

e.	Legal proceedings:

1.
In November 2013, a former employee filed a claim against the Company’s subsidiary in Brazil alleging that he is entitled to approximately $600 as a result of the termination of his employment by the subsidiary. In July 2015 the court declared the suit unfounded. In August 2015, the former employee presented an appeal to the Second Grande Labor Court. On July 2016 the appeal was dismissed by the Second Grange Labor Court and the case has been closed.

2.
In January 2015, the Manufacturers Association of Israel (“MAI”) filed a claim against the Company with the Israeli Labor Court, for unpaid handling charges, allegedly due for the years 2008 - 2013. In January 2017, the parties agreed to settle this claim, and appropriate provision was recorded accordingly.

3.
In January 2017, a complaint for patent infringement was filed against the Company’s subsidiary in the U.S. and against a customer of the Company. The proceedings were served and no monetary demands were made. At this early stage, the Company cannot predict the outcome of this matter.